Exhibit 99.2

Abeona® THERAPEUTICS

APT-1011 Clinical Development History

November 2026



NASDAQ: $ABEO

Forward-Looking Statements

These materials contain certain statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and that involve risks and uncertainties. We have attempted to identify forward-looking statements by such terminology as “may,” “believe,” “would,” “anticipate,” “expect,” “potential,” and similar words and expressions (as well as other words or expressions referencing future events, conditions or circumstances), which constitute and are intended to identify forward-looking statements. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, numerous risks and uncertainties, including but not limited to, our ability to successfully complete the proposed acquisition of APT-1011 on the anticipated timeline or at all; our ability to successfully conduct a Phase 3 clinical trial for APT-1011 and obtain FDA approval of, and successfully commercialize, APT-1011, if approved; our successful use of the Dysphagia Symptom Questionnaire (“DSQ”) in the next APT-1011 study; our ability to obtain, maintain, defend, and enforce patent and other intellectual property protection for APT-1011, and to successfully defend against any third-party challenges to the validity, scope, or enforcement of such patents; our ability to realize the anticipated benefits of the acquisition, including integration, of APT-1011 into our business; continued interest in our portfolio; our ability to execute on our key business priorities; our ability to generate sufficient cash to fund our operations, including the Phase 3 clinical trial for APT-1011; and other risks disclosed in the Company’s most recent Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to revise these forward-looking statements or to update them to reflect events or circumstances occurring after the date of this presentation, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.

This presentation shall also not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or an exemption therefrom.

APT-1011 Clinical History

2011 – 2024

Core trials shown from first participant enrolled to last participant completed

2011 2013 2015 2017 2019 2021 2023 2024

Phase 1/2a

PR-021

2011 – 2012

STUDY DESIGN / POPULATION

Multicenter, randomized, double-blind, placebo-controlled, 8-week study. 24 adolescents/adults (12 – 55 years) with EoE randomized to APT-1011 3 mg QD, 1.5 mg BID or placebo. Primary focus: safety/tolerability; exploratory histology, endoscopy and EoE symptoms

KEY RESULTS / DEVELOPMENT IMPLICATION

22/24 completed. Patients treated with APT-1011 showed improvements in EoE symptom severity and histology/endoscopy measures that supported continued development

Phase 2b FLUTE

SP-1011-002

22 Jun 2017 – 23 Oct 2019

STUDY DESIGN / POPULATION

Randomized, double-blind, placebo-controlled dose-ranging and maintenance study at 71 centers in 6 countries. 106 adults randomized; four APT-1011 regimens evaluated through 12-week induction, followed by maintenance to Week 52

KEY RESULTS / DEVELOPMENT IMPLICATION

Met the Week 12 primary histologic endpoint (≤6 eos/HPF) at every dose versus placebo; no placebo histologic responders. 3 mg/day showed improvement in EoE symptom severity and histology / endoscopy measures, with no added benefit at 6 mg/day. Response was maintained through Week 52; 3 mg HS was well tolerated

Phase 3 FLUTE-2

SP-1011-003

2 Jan 2020 – 24 Oct 2022

STUDY DESIGN / POPULATION

Adult Phase 3 study with 12-week randomized induction, randomized-withdrawal/ongoing-treatment phases and open-label extension. 143 randomized in Part A (97 APT-1011 3 mg HS; 46 placebo). Co-primary endpoints: histologic response and change in dysphagia episodes

KEY RESULTS / DEVELOPMENT IMPLICATION

Demonstrated histologic improvements, but the symptom-based co-primary endpoint (dysphagia frequency) suffered from problems with PRO tool and did not achieve statistical significance. Endoscopic outcomes were statistically significant. Part C was terminated by the sponsor, and subjects could enter an extended-access program

SYMPTOMATIC ENDPOINT REDESIGN

Change to *complete symptomatic response*, which was more resilient in FLUTE-2, and extend endpoint to 24 weeks to give improvement more time to emerge

Phase 3 FLUTE-3

SP-1011-005

6 Feb 2023 – 18 Jan 2024

STUDY DESIGN / POPULATION

24-week randomized, double-blind, placebo-controlled induction study in 218 adults with active EoE (≥15 eos/HPF and ≥4 dysphagia events in 14 days); 108 received APT-1011 3 mg HS and 110 placebo. Optional 24-week open-label extension

KEY RESULTS / DEVELOPMENT IMPLICATION

Histologic improvements were statistically significant ($p<0.001$), and endoscopic endpoints were clinically meaningful, but symptomatic endpoint was confounded by a larger than expected placebo effect at 24 weeks



FLUTE

FLUTE | Study Design

Randomized, double-blind, placebo-controlled, multicenter dose-ranging design

1.5 mg HS	1.5 mg BID	3 mg HS	3 mg BID	Placebo
1.5 mg/day	3 mg/day	3 mg/day	6 mg/day	control

Key eligibility

Adults 18–75 years with confirmed EoE, ≥15 eos/HPF, prior PPI failure, and active dysphagia documented by diary

Baseline disease characteristics

Symptomatic, PPI-nonresponsive EoE with ≥24 eosinophils/HPF in at least one esophageal region and recent dysphagia, food impaction, or chest pain/discomfort

Population flow

308	106	105	103	66
Consented	Randomized	Treated	FAS Activity	Completed Week 52

Abeona THERAPEUTICS

FLUTE | Prespecified Endpoint Framework

Primary proof-of-concept was histologic; secondary measures spanned durability, endoscopy, symptoms and clinical events

Primary endpoint

Histologic response at Week 12, defined as ≤6 eosinophils per high-power field

Maintenance objective

Sustained histologic response through Weeks 26 and 52

Secondary and supportive measures:

- EREFS endoscopic score
- Dysphagia episodes
- Dysphagia-free days
- EEsAI outcomes
- PGIS / PGIC
- Food impaction and dilation events

FLUTE | Safety and Regimen Selection

Safety findings

- Generally well tolerated
- No treatment-related serious adverse events reported
- No deaths reported
- Candidiasis observed predominantly in the 3 mg BID arm
- One adrenal-suppression event with confounding concomitant medication (not seen in subsequent phase 3 studies)
- No major systemic corticosteroid safety signal identified

Dose-selection conclusion

- All active doses showed activity
- 6 mg/day did not add meaningful activity
- 3 mg/day was identified as the minimum effective daily dose
- Dosing at bedtime (HS) determined to be optimal
- 3 mg HS advanced into Phase 3

FLUTE | What the Study Established

Proof-of-concept, regimen selection, and long-term feasibility supported progression to Phase 3

1. **Biologic activity** — Strong Week 12 histologic response across active doses
2. **Endoscopic activity** — Significant improvement across EREFS responder definitions
3. **Durability** — Maintenance activity assessed through Week 52
4. **Dose selection** — 3 mg HS chosen as the Phase 3 regimen
5. **Safety** — Acceptable long-term tolerability in the studied population



FLUTE-2

FLUTE-2 | 12-Week Primary Endpoint

The pivotal induction comparison tested 3 mg HS against placebo, followed by longer-term phases

Co-primary 1 | Histology

Histologic response at Week 12, defined as ≤6 eosinophils per high-power field

Co-primary 2 | Symptoms

Symptomatic endpoint for FLUTE-2 was change in dysphagia frequency from baseline at week 12

Part A

Induction

Randomized 3 mg HS vs placebo

Week 12 pivotal assessment

Part B

Maintenance

Randomized withdrawal / maintenance

Longer-term disease control

Part C

Open-label extension

Continued active treatment

Long-term exposure

97	**46**	**143**
APT-1011	PLACEBO	TOTAL
randomized	randomized	randomized

Abeona Therapeutics

FLUTE-2 | Adults Enrolled with Active, Symptomatic EoE

Baseline disease severity was defined by concurrent histologic inflammation and frequent dysphagia

1 Histologically active disease
≥15 eos/HPF

EoE had to be confirmed during screening by central pathology. At least 6 biopsies were collected, with ≥3 from both proximal and distal esophagus. If on PPI, dose must be stable ≥8 weeks before screening and remain unchanged throughout the study; no biologics within 6 months of screening

2 High symptomatic burden
≥6 dysphagia episodes

Participants reported at least 6 dysphagia episodes during the 14 days before baseline and completed the daily diary on ≥11 of 14 days

3 Multidimensional severity assessment
Symptoms + histology + endoscopy

Baseline characterization included central eosinophil counts, PROSE dysphagia frequency/severity, EREFS features and physician-rated overall activity

4 Severe fixed narrowing was constrained
Advanced obstruction excluded

Patients were excluded if narrowing prevented passage of a standard 9 mm endoscope or if a stricture required dilation within 12 weeks before screening

FLUTE-2 | Histologic Endpoint Met, Symptom Co-Primary Not Met

Week 12 induction: APT-1011 3 mg HS (n=97) vs placebo (n=46)

Phase 3 | n=143

CO-PRIMARY 1 | HISTOLOGIC RESPONSE

≤6 peak eos/HPF at Week 12

APT-1011	66.0%
Placebo	8.7%

OR 20.88 | 95% CI 6.84–63.79 | p<0.001

64/97 responders vs 4/46 on placebo

CO-PRIMARY 2 | DYSPHAGIA EPISODES

Change from baseline at Week 12

APT-1011	15.3 → 6.9	-8.4
Placebo	16.7 → 9.0	-7.7

LS mean difference −1.2 | 95% CI −3.7 to 1.4

p=0.360; did not reach significance

SAFETY SUMMARY

12-week Part A

TEAEs

50.5%	54.3%
APT-1011	Placebo

No treatment-emergent SAEs

No deaths in the study

Most common Part A TEAEs

Headache: 6.2% vs 0%

Esophageal candidiasis: 4.1% vs 0%

Overall safety exposure [1]

Serious TEAEs: 2.9% vs 1.3%

Study discontinuation: 2.2% vs 2.6%

Notes:
1. Overall safety set spans Parts A–C; subjects could contribute exposure to both treatment groups

FLUTE-2 | Outcomes

Endoscopic effects were significant; symptom improvement favored active treatment but was less robust

Endoscopic endpoints (post-hoc)



EREFS responder (p<0.001)
50.5%
15.2%
EREFS Inflammatory responder (p<0.001)
37.1%
4.3%
EREFS Total score responder (p=0.002)
22.7%
2.2%
APT-1011
Placebo

Complete symptomatic response (post-hoc)



FLUTE-2 (n=143)
Week 12 (p=0.031)
27%
11%
APT-1011
Placebo

Overview of outcomes

FLUTE-2 demonstrated statistically significant improvements in endoscopic disease activity (including EREFS responder rates of 50.5% vs. 15.2% for placebo) and favorable trends across multiple dysphagia and quality-of-life measures, which suggests a strong objective efficacy signal

Exploratory analysis of complete symptomatic response [(1)], although not a primary endpoint in this study, showed a significant difference with APT-1011

Notes:
1. Complete response is defined as % of patients with no episodes of dysphagia in the last 14 days leading to the 12-week timepoint



FLUTE-3

FLUTE-3 | 24-Week Phase 3 Test of Histologic and Complete Symptom Response

SP-1011-005 | APT-1011 3 mg at bedtime in adults with active eosinophilic esophagitis

n=218

CO-PRIMARY ENDPOINTS AT WEEK 24

1 Histologic response

≤6 peak eosinophils/HPF on esophageal mucosal biopsies

2 Complete symptomatic response

Zero dysphagia days during the 14 consecutive days before Week 24

STUDY DESIGN

Study objective: evaluate induction of both symptomatic and histologic response while characterizing 24-week safety, tolerability and PK

SCREENING + RUN-IN
Up to 6 weeks

→

24-WEEK DOUBLE-BLIND INDUCTION
1:1 randomization
- APT-1011 3 mg HS n=108
- Placebo HS n=110

→

OPTIONAL OPEN-LABEL EXTENSION
APT-1011 3 mg HS for 24 weeks

KEY PROTOCOL ATTRIBUTES

Population

Adults ≥18 years with EoE confirmed at screening: ≥15 peak eos/HPF from ≥6 proximal/distal biopsies

Symptom threshold

≥4 dysphagia events during a 14-consecutive-day observation period before baseline

Assessments

Daily eDiary; analyses at Weeks 6, 12, 18 and 24; Week 24 EGD with centrally read biopsies

Footprint / exclusions

62 centers in 2 countries. Recent dilation and narrowing that blocked a standard 9 mm endoscope were excluded

FLUTE-3 | Enrolled Adults with Histologic and Symptomatic EoE Activity

HISTOLOGIC BURDEN

Active eosinophilic inflammation

EoE confirmation required ≥15 peak eos/HPF.
At least 6 biopsies sampled proximal and distal esophagus, supporting disease assessment across more than one esophageal level.
If on PPI, dose must be stable ≥8 weeks before screening and remain unchanged throughout the study; no biologics (including Dupixent®) within 6 months of screening

CLINICAL BURDEN

Recurrent dysphagia before randomization

Patients had ≥4 dysphagia events within a consecutive 14-day baseline observation period and recorded daily swallowing symptoms through the PROSE eDiary

ANATOMIC BURDEN

Inflammatory and fibrostenotic features assessed

EREFS evaluated edema, exudates, furrows, rings and strictures. The protocol specifically measured resolution of baseline strictures and ≥Grade 2 rings

Interpretation The randomized population had objectively active inflammatory disease and recurring dysphagia, while the protocol excluded the most advanced mechanically obstructive presentations

X

Advanced obstruction limited by protocol

Recent dilation / impassable narrowing excluded

Patients were excluded for dilation within 12 weeks or narrowing that prevented passage of a standard 9 mm endoscope

FLUTE-3 | Co-Primary Results (24 Weeks)

Histologic response was statistically significant; complete symptomatic response was not different from placebo at week 24



Histologic response
52.8%
4.5%
Complete symptom response
13.9%
12.7%
APT-1011
Placebo

Histology | MET

52.8% vs 4.5%
OR 22.63; $p<0.001$

Symptoms | NOT MET

13.9% vs 12.7%
OR 1.10; $p=0.478$

FLUTE-3 | Other Outcomes

Multiple objective supportive measures favored APT-1011


Exploratory endoscopic endpoints
EREFS responder (p=0.009)
41.7%
22.7%
EREFS Inflammatory responder (p=0.004)
27.8%
10.0%
EREFS Total score responder (p=0.031)
14.8%
4.5%
APT-1011
Placebo

Zero eosinophils

OR 14.74; p<0.001

Clinicopathologic response

Complete symptomatic response AND histological response at Week 24

OR 5.34; p=0.003

Additional findings

Normalized mucosa and mast-cell reduction greater in patients treated with APT-1011 compared to placebo

Abeona THERAPEUTICS

FLUTE-3 | Summary of Safety and Study Conclusion

APT-1011 was observed to be well tolerated; efficacy conclusions were split by endpoint domain

Safety

- Safe and well tolerated through the 24-week induction period
- No deaths; one treatment-emergent SAE in the active arm, unrelated to study drug
- No clear cortisol, ACTH, laboratory, vital-sign, or physical-examination trends
- OLE safety findings supported tolerability for up to 48 weeks

Study conclusion

- Histologic response was statistically significant
- Endoscopic and fibrostenotic outcomes favored APT-1011
- Complete symptom response was not met at 24 weeks, which we believe was due to noise in the placebo arm with the PROSE tool



DSQ Mapping of APT-1011 Study Results

Rationale for Utilizing DSQ in Next APT-1011 Study

- The DSQ was used with both FDA approved EoE products (Dupixent, Eohilia™)
- Eohilia was approved based on FDA analysis of DSQ Q2=0 or Q3=0, i.e., subjects achieving no dysphagia or experiencing only dysphagia that "got better or cleared up on its own"
- Mapping exercises were conducted to evaluate how APT-1011 would perform utilizing a DSQ endpoint
- When applied to the FLUTE-3 dataset, we believe use of the DSQ endpoint would have been more likely to result in a successful study

DSQ Endpoint for Eohilia Approval

DSQ Questionnaire Used By Eohilia for Approval

DSQ Questionnaire		
Question	**DSQ Response**	**DSQ Score**
1. Since you woke up this morning, did you eat solid food? (1)	Yes – go to Q2	Not scored
2. Since you woke up this morning, has food gone down slowly or been stuck in your throat?	No	0
If Yes to Q2, then **3. For the most difficult time you had swallowing food today (during the past 24 hours), did you have to do anything to make the food go down or to get relief?**	No, it got better or cleared up on its own	0
	Yes, I had to drink liquid to get relief	1
	Yes, I had to cough and/or gag to get relief	2
	Yes, I had to vomit to get relief	3
	Yes, I had to seek medical attention to get relief	4

Eohilia Data for DSQ Endpoint (Q2=0 or Q3=0)

Response Rate for Q2=0 or Q3=0		
Eohilia	**Placebo**	**p-value**
30.0%	18.1%	0.026

Based on FDA guidance, Q2=0 or Q3=0 had "inherent clinical meaningfulness," so statistical significance is sufficient for approval without separate analysis of clinical meaningfulness (anchor analysis)

Source: FDA Integrated Review for NDA 213976 (Eohilia), Company Materials
Note:
1. DSQ contains Question 1 "Since you woke up this morning, did you eat solid food", which is not asked in PROSE

Methodology for Mapping DSQ Endpoint to PROSE NRS for Difficulty Swallowing [(1)]

- Eligibility criteria in Ellodi and Takeda studies were similar
- The lower end of the NRS (scale 0 – 10) for difficulty swallowing (NRS ≤3, ≤2, ≤1) was utilized as a representation of the DSQ Q2=0 or Q3=0
- Various NRS difficulty swallowing scores thresholds were evaluated to determine the comparable mapping to the DSQ endpoint

Note:
1. Numeric Rating Scale (NRS) is a 0-10 patient-reported scale measuring difficulty swallowing; patients rated their worst daily difficulty swallowing on 0-10

Mapping DSQ Endpoint to PROSE NRS for Difficulty Swallowing

DSQ Questionnaire			PROSE Difficulty Swallowing
Question	**DSQ Response**	**DSQ Score**	**NRS Response (0 – 10)**
1. Since you woke up this morning, did you eat solid food?	Yes – go to Q2	Not scored	Not asked in PROSE
2. Since you woke up this morning, has food gone down slowly or been stuck in your throat?	No	**0**	**0**
If Yes to Q2, then **3. For the most difficult time you had swallowing food today (during the past 24 hours), did you have to do anything to make the food go down or to get relief?**	No, it got better or cleared up on its own	**0**	**At or Below Threshold (1, 2, or 3)**
	Yes, I had to drink liquid to get relief	1	**Above Threshold**
	Yes, I had to cough and/or gag to get relief	2	
	Yes, I had to vomit to get relief	3	
	Yes, I had to seek medical attention to get relief	4	

Illustrative FLUTE-3 PROSE-to-DSQ Mapping Highlights Potential Statistically Significant Symptom-Based Endpoint

Threshold Selection of the PROSE NRS for Difficulty Swallowing to the DSQ Endpoint

Placebo Responder Rates		
NRS ≤1	NRS ≤2	NRS ≤3
9.8%	20.6%	36.3%

FLUTE-3 Responder Exploratory Analysis Results Using Mapping of PROSE to DSQ

Response Rate for PROSE NRS Difficulty Swallowing ≤2		
APT-1011	Placebo	p-value
33.7%	20.6%	0.027

NRS ≤2 threshold yields a placebo responder rate similar to Eohilia placebo DSQ result (18.1%). Evaluating FLUTE-3 (Total Population) data by difficulty for swallowing NRS≤2 threshold resulted in a significant symptom-based coprimary endpoint

Robustness Analysis of Responder Rates at Various Thresholds – All Subjects [1]

Sample Size: Placebo = 110, APT-1011 = 108



Placebo
APT-1011
Responder Rate
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
48%
36%
34%
21%
18%
10%
<=1
P-value=0.077
<=2
P-value=0.027
<=3
P-value=0.053
NRS Threshold (2)

Notes:

1. Responder rate refers to the % of patients whose worst daily difficulty-swallowing score on the Numeric Rating Scale (NRS) was at or below the specified threshold on all 14 assessment days
2. Numeric Rating Scale (NRS) is a 0-10 patient-reported scale measuring difficulty swallowing; patients rated their worst daily difficulty swallowing on 0-10

Conclusion

- When applied to the FLUTE-3 dataset, we believe use of the DSQ endpoint would have been more likely to yield a successful trial outcome
- Mapping exercises provide confidence for a future study utilizing the DSQ



Expanded Access Program (EAP)

Enabling access to APT-1011 following trial conclusion

Expanded Access Program | Purpose and Operating Period

Goal

Provide continued access to APT-1011 for patients completing clinical trials who would otherwise lose therapy access while development activities continued

Program linkage

Under later SP-1011-005 protocol amendments, eligible subjects could enter the EAP rather than the study's open-label extension

July 2022
START
first participation

October 2024
END
program termination

265
PARTICIPANTS
cumulative

249
Participants remained in EAP until program termination

Reported participant and investigator communications following the EAP discontinuation announcement reflected strong interest in maintaining access to APT-1011